Exhibit 99.2

Supplemental Information

For the three months ended March 31, 2010 and 2009

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2010 and 2009

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Components of Other Operating Expenses	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 6
EBITDA, Operating Ratios and Earnings Per Share	Page 7

Balance Sheet Data:
Consolidated Balance Sheets	Page 8
Market Capitalization and Debt Covenant Requirements	Page 9
Consolidated Debt Schedule	Page 10
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture)	Page 11
Joint Venture Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Core Mall Portfolio Statistics by Asset Category	Page 15
Summary of Significant Tenants	Page 16
Top 10 Regional Mall Tenants	Page 17
Lease Expiration Schedule	Page 18

Development Activity:
Capital Expenditures	Page 19
Development Activity	Page 20

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 2)	$47,356	$(45)	$47,311	$46,278	$744	$47,022
Percentage rents	857	-	857	1,439	10	1,449
Tenant reimbursements	22,869	-	22,869	23,925	504	24,429
Out parcel sales	-	-	-	315	-	315
Other (see components on page 2)	4,685	64	4,749	6,384	165	6,549
Total Revenues	75,767	19	75,786	78,341	1,423	79,764

Expenses:
Property operating expenses	(16,722)	2	(16,720)	(16,740)	(646)	(17,386)
Real estate taxes	(8,831)	(1)	(8,832)	(9,380)	(169)	(9,549)
	(25,553)	1	(25,552)	(26,120)	(815)	(26,935)
Provision for doubtful accounts	(1,406)	-	(1,406)	(1,293)	(231)	(1,524)
Other operating expenses (see components on page 3)	(2,841)	(71)	(2,912)	(2,154)	(223)	(2,377)
Cost related to sales of out parcels	-	-	-	(173)	-	(173)
Real estate depreciation and amortization	(19,697)	-	(19,697)	(22,526)	-	(22,526)
Non-real estate depreciation and amortization	(504)	-	(504)	(532)	-	(532)
General and administrative	(4,889)	-	(4,889)	(4,815)	(5)	(4,820)
Total Expenses	(54,890)	(70)	(54,960)	(57,613)	(1,274)	(58,887)

Operating Income	20,877	(51)	20,826	20,728	149	20,877

Interest income	275	-	275	457	5	462
Interest expense	(20,077)	-	(20,077)	(18,699)	(922)	(19,621)
Loan fee amortization	(979)	-	(979)	(642)	(13)	(655)
Equity in loss of unconsolidated real estate entities, net	(424)	-	(424)	(357)	-	(357)
(Loss) income from continuing operations	(328)	(51)	(379)	1,487	(781)	706
Discontinued Operations:
Adjustment to gain on sold property	(215)	-	(215)	-	-	-
Impairment charges, net	-	-	-	(183)	-	(183)
Loss from operations	(51)	51	-	(781)	781	-
Net (loss) income	(594)	-	(594)	523	-	523
Allocation to noncontrolling interests	1,306	-	1,306	281	-	281
Net income attributable to Glimcher Realty Trust	712	-	712	804	-	804
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net loss to common shareholders	$(3,647)	$-	$(3,647)	$(3,555)	$-	$(3,555)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended March 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$46,753	$(45)	$46,708	$46,572	$745	$47,317
Termination income	666	-	666	302	-	302
Straight-line rents	(63)	-	(63)	(596)	(1)	(597)
Total Minimum Rents	$47,356	$(45)	$47,311	$46,278	$744	$47,022

Components of Other Revenue:
Fee income	$471	$-	$471	$1,114	$-	$1,114
Specialty leasing and sponsorship income	2,248	-	2,248	2,432	17	2,449
Other (1)	1,966	64	2,030	2,838	148	2,986
Total Other Revenue	$4,685	$64	$4,749	$6,384	$165	$6,549

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the 3 months ended March 31, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and Westshore Plaza. Included in the 3 months ended March 31, 2009 is a $1,482 gain on the sale of an operating asset. Both of these gains are excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended March 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$109	$-	$109	$426	$-	$426
Discontinued development write offs	226	-	226	-	-	-
Specialty leasing costs	417	-	417	465	33	498
Other	2,089	71	2,160	1,263	190	1,453
Total Other Operating Expenses	$2,841	$71	$2,912	$2,154	$223	$2,377

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2010		For the Three Months Ended March 31, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations
Total revenues	$7,898	$4,011	$7,554	$3,926
Operating expenses	(4,549)	(2,327)	(4,155)	(2,159)
Net operating income	3,349	1,684	3,399	1,767
Depreciation and amortization	(2,293)	(1,166)	(2,906)	(1,499)
Other income (expense), net	8	4	(9)	(5)
Interest expense, net	(1,858)	(942)	(1,187)	(616)
Net loss	(794)	(420)	(703)	(353)
Preferred dividend	(8)	(4)	(8)	(4)
Net loss to partnership	$(802)	$(424)	$(711)	$(357)

GPLP's share of loss from investment in unconsolidated entities	$(424)		$(357)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(3,647)	$(3,555)	$(1,328)	$(2,435)	$(5,538)	$(12,856)
Real estate depreciation and amortization	19,697	22,526	18,260	18,515	19,634	78,935
Pro-rata share of consolidated joint venture depreciation	(350)	-	-	-	-	-
Equity in loss of unconsolidated entities	424	357	726	759	1,349	3,191
Pro-rata share of unconsolidated entities funds from operations	723	1,149	595	526	93	2,363
Noncontrolling interest in operating partnership	(160)	(281)	(107)	(191)	(242)	(821)
(Gain) loss on disposition of properties	(332)	(1,482)	-	288	-	(1,194)
FFO	$16,355	$18,714	$18,146	$17,462	$15,296	$69,618

Adjusted Funds from Operations:
FFO	$16,355	$18,714	$18,146	$17,462	$15,296	$69,618
Add back: impairment adjustments	-	183	-	-	3,422	3,605
Less: fair market value adjustment of derivative	-	-	-	-	(1,622)	(1,622)
Add back: charge to fully reserve note receivable	-	-	-	-	4,966	4,966
Adjusted Funds from Operations	$16,355	$18,897	$18,146	$17,462	$22,062	$76,567

Weighted average common shares outstanding - diluted (1)	71,958	40,866	41,145	44,053	71,857	49,582

FFO per diluted share	$0.23	$0.46	$0.44	$0.40	$0.21	$1.40
Adjustments: impairment, derivative and note receivable	-	0.00	-	-	0.09	0.14
Adjusted FFO per diluted share	$0.23	$0.46	$0.44	$0.40	$0.31	$1.54

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments for impairment, derivative and note receivable	44.0%	21.6%	22.7%	25.2%	32.6%	25.9%

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,034	$1,063	$1,119	$937	$1,020	$4,139
Straight-line adjustment as (decrease) increase to FFO	$(334)	$(596)	$72	$(262)	$(448)	$(1,234)
Fair value of debt amortized as reduction to interest expense	$113	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase to base rents	$135	$78	$329	$235	$248	$890
Discontinued development write-off's	$226	$-	$185	$51	$7	$243
Impairment adjustments	$-	$(183)	$-	$-	$(3,422)	$(3,605)
Gain on fair market value adjustment of derivative/charge to fully reserve note receivable	$-	$-	$-	$-	$(3,344)	$(3,344)

(1) - Shares include all potential common stock equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net loss to partnership	$(802)	$(711)	$(1,424)	$(1,496)	$(2,667)	$(6,298)
Real estate depreciation and amortization	2,256	2,898	2,549	2,487	2,792	10,726
FFO	$1,454	$2,187	$1,125	$991	$125	$4,428

Pro-rata share of unconsolidated entities funds from operations	$723	$1,149	$595	$526	$93	$2,363

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as increase (decrease) to net income	$19	$15	$(24)	$(58)	$(292)	$(359)
Intangible amortization as an increase to minimum rents	$191	$217	$216	$345	$200	$978

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$712	$804	$3,031	$1,925	$(1,179)	$4,581
Interest expense (continuing and discontinued operations)	20,077	19,621	19,265	20,044	19,665	78,595
Loan fee amortization (continuing and discontinued operations)	979	655	772	607	660	2,694
Taxes (continuing and discontinued operations)	449	370	557	462	965	2,354
Depreciation and amortization (continuing and discontinued operations)	20,201	23,058	18,801	19,009	20,094	80,962
EBITDA	42,418	44,508	42,426	42,047	40,205	169,186
Allocation to noncontrolling interests	(1,306)	(281)	(107)	(191)	(242)	(821)
Charge to fully reserve note receivable	-	-	-	-	4,966	4,966
Gain on fair market value adjustment of derivative	-	-	-	-	(1,622)	(1,622)
(Gain) loss on disposition of properties and impairment charges	(332)	(1,299)	-	288	3,422	2,411
Adjusted EBITDA	$40,780	$42,928	$42,319	$42,144	$46,729	$174,120

Operating Ratios:
General and administrative / total revenues	6.5%	6.1%	5.9%	5.8%	6.3%	6.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.5%	91.6%	92.2%	91.4%	89.1%	91.1%

Earnings per Share:
Weighted average common shares outstanding - basic	68,782	37,864	38,023	41,038	68,716	46,480
Weighted average common shares outstanding - diluted	71,768	40,850	41,009	44,024	71,702	49,466

Loss per share - basic	$(0.05)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

Loss per share - diluted	$(0.05)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2010	2009
	Mar. 31	Dec. 31
Assets:
Land	$194,343	$251,001
Buildings, improvements and equipment	1,555,014	1,839,342
Developments in progress	219,235	45,934
	1,968,592	2,136,277
Less accumulated depreciation	546,648	624,165
Property and equipment, net	1,421,944	1,512,112

Deferred leasing costs, net	18,081	18,751
Investment in and advances to unconsolidated real estate entities	124,680	138,898
Investment in real estate, net	1,564,705	1,669,761

Cash and cash equivalents	11,300	85,007
Restricted cash	11,705	12,684
Tenant accounts receivable, net	20,126	30,013
Deferred expenses, net	15,803	9,018
Prepaid and other assets	36,629	43,429
Total Assets	$1,660,268	$1,849,912

Liabilities and Equity:
Mortgage notes payable	$1,140,352	$1,224,991
Notes payable	226,102	346,906
Accounts payable and accrued expenses	82,451	59,071
Distributions payable	11,549	11,530
Total Liabilities	1,460,454	1,642,498

Equity:
Series F cumulative preferred stock	60,000	60,000
Series G cumulative preferred stock	150,000	150,000
Common shares of beneficial interest	689	687
Additional paid-in capital	666,771	666,489
Distributions in excess of accumulated earnings	(681,890)	(671,351)
Other comprehensive loss	(8,889)	(3,819)
Total Glimcher Realty Trust Shareholders' Equity	186,681	202,006
Noncontrolling interest	13,133	5,408
Total equity	199,814	207,414
Total Liabilities and Equity	$1,660,268	$1,849,912

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2010	2009
	3 mos	3 mos	3 mos	3 mos	3 mos
	Mar. 31	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$5.07	$1.40	$2.90	$3.67	$2.70

Market Capitalization Ratio:
Common shares outstanding	68,914	38,009	38,029	68,708	68,719
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	71,900	40,995	41,015	71,694	71,705

Valuation - Common shares and operating partnership units outstanding	$364,533	$57,393	$118,944	$263,117	$193,604
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000
Total wholly-owned debt (end of period)	1,238,091	1,641,266	1,637,762	1,586,166	1,571,897
Total market capitalization	$1,812,624	$1,908,659	$1,966,706	$2,059,283	$1,975,501

Debt / Market capitalization	68.3%	86.0%	83.3%	77.0%	79.6%
Debt / Market capitalization including pro-rata share of joint ventures	71.3%	86.6%	84.0%	78.1%	80.6%

		Facility		2010
Credit Facility Debt Covenant Requirements:(1)		Requirements		Mar. 31
Maximum Corporate Debt to Total Asset Value		70.0%		65.3%
Minimum Interest Coverage Ratio		1.75x		2.21x
Minimum Fixed Charge Coverage Ratio		1.30x		1.54x
Maximum Recourse Debt		27.5%		18.7%

(1) Requirements per the amended credit facility.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Mar. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.
Fixed Rate	2010	2009	2010	2009	Terms	Terms	at Maturity	Maturity
The Mall at Johnson City (p)	$37,123	$37,278	8.37%	8.37%		(a)	$37,026	June 1, 2010
Colonial Park Mall	42,250	42,250	4.72%	4.72%	(g)	(b)	$42,250	April 23, 2011
Scottsdale Quarter (o)	128,363	-	5.44%	-	(h)	(b)	$128,363	May 29, 2011
Northtown Mall	40,000	40,000	6.02%	6.02%	(i)	(b)	$40,000	October 21, 2011
Morgantown Mall	39,174	39,335	6.52%	6.52%	(j)	(a)	$38,028	October 13, 2011
Ashland Town Center	22,913	23,081	7.25%	7.25%		(a)	$21,817	November 1, 2011
Polaris Lifestyle Center	23,400	23,400	5.58%	5.58%	(k)	(b)	$23,400	February 1, 2012
Dayton Mall	52,653	52,948	8.27%	8.27%	(l)	(a)	$49,864	(e)
Polaris Fashion Place	133,712	134,436	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens Mall	149,479	150,274	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	103,233	103,752	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	56,351	56,637	7.54%	7.54%	(l)	(a)	$49,969	(f)
Merritt Square Mall	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
River Valley Mall	49,264	49,433	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall, Ohio	42,354	42,493	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center	46,000	-	6.76%			(a)	$39,934	April 1, 2020
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,102,269	931,317
Variable Rate
Grand Central Mall	39,502	39,706	5.50%	5.50%	(m)	(a)	$37,917	February 1, 2012

Other
Fair Value Adjustment - Merritt Square Mall	(1,419)	(1,485)
Extinguished/Transferred Debt	-	255,453		(n)

Total Mortgage Notes Payable	$1,140,352	$1,224,991

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(f)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(g)	Interest rate of LIBOR plus 165 basis points fixed through a swap agreement at a rate of 4.72% at March 31, 2010 and December 31, 2009.
(h)	Interest rate of LIBOR plus 150 basis points fixed through a swap agreement at a rate of 5.44% at March 31, 2010.
(i)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at March 31, 2010 and December 31, 2009.
(j)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at March 31, 2010 and December 31, 2009.
(k)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75% and is fixed through a swap agreement at a rate of 5.58% at March 31, 2010 and December 31, 2009.
(l)	Interest rate escalates after optional prepayment date.
(m)	Interest rate is the greater of LIBOR plus 350 basis points or 5.50%.
(n)	Interest rates ranging from 5.09% to 8.20% at December 31, 2009.
(o)	Beginning in 2010, the Scottsdale Quarter joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity.
(p)	The loan was refinanced in April 2010.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments (d)
Description	Maturity	Option	Rate	3/31/2010	2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties (f)
The Mall at Johnson City (e)	06/2010		8.37%	$37,123	$37,123
Colonial Park Mall (a)	04/2011		4.72%	42,250	-	$42,250
Northtown Mall (a)	10/2011	10/2012	6.02%	40,000	-	-	$40,000
Morgantown Mall (a)	10/2011	10/2013	6.52%	39,174	499	698	739	$37,238
Ashland Town Center	11/2011		7.25%	22,913	500	22,413	-	-
Polaris Lifestyle Center (a)	02/2012	08/2013	5.58%	23,400	-	-	-	23,400
Grand Central Mall	02/2012	02/2014	5.50%	39,502	598	848	890	947	$36,219
Dayton Mall	07/2012		8.27%	52,653	864	1,260	50,529	-	-
Polaris Fashion Place	04/2013		5.24%	133,712	2,132	3,011	3,155	125,414	-
Jersey Gardens	06/2014		4.83%	149,479	2,341	3,292	3,437	3,629	136,780
The Mall at Fairfield Commons	11/2014		5.45%	103,233	1,524	2,159	2,265	2,409	94,876
Supermall of the Great Northwest	02/2015		7.54%	56,351	833	1,208	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	57,000	185	756	790	843	889	53,537
River Valley Mall	01/2016		5.65%	49,264	481	686	719	768	815	863	$44,932
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	-	60,000
Eastland Mall, Ohio	12/2016		5.87%	42,354	397	570	597	641	680	722	38,747
Polaris Towne Center	04/2020		6.76%	46,000	288	475	489	533	571	611	646	$42,387
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,419)	(198)	(264)	(264)	(264)	(264)	(165)	-	-

Subtotal (b)				1,011,989	47,567	79,362	104,638	196,964	272,083	105,663	144,325	61,387

Credit Facility (c)	12/2010	12/2012	5.50%	226,102	-	-	226,102	-	-	-	-	-

Total Wholly Owned Maturities				$1,238,091	$47,567	$79,362	$330,740	$196,964	$272,083	$105,663	$144,325	$61,387

Total Joint Venture Maturities (pro-rata share)				$191,551	$1,337	$19,732	$59,026	$111,456	$-	$-	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,429,642	$48,904	$99,094	$389,766	$308,420	$272,083	$105,663	$144,325	$61,387

(a) Interest rates are fixed through various interest rate swap agreements.
(b) Weighted Average interest rate for the fixed rate mortgage debt was 6.0% as of March 31, 2010 with an initial weighted average maturity of 4.3 years when considering available extension options.
(c) $35 million of this balance has been fixed through various interest rate swap agreements
(d) Assumes extension option(s) are exercised by the Company. These options are subject to the risk that certain conditions for extension will not be satisfied.
(e) The loan was refinanced in April 2010. The initial maturity indicated has changed to May 2020.
(f) The loan for Scottsdale Quarter is presented within Total Joint Venture Maturities (pro-rata share).

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan		Extension	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	3/31/2010	Terms	Maturity	Options (e)	3/31/2010	2010	2011	2012	2013

Fixed Rate Mortgages
Puente Hills Mall	5.61%	(a)	June 1, 2010	June 1, 2012	$45,000	$-	$-	$45,000	$-
Scottsdale Quarter	5.44%	(b)	May 29, 2011	May 29, 2013	128,363				128,363
Westshore Plaza	5.09%		September 9, 2012		89,632	1,420	2,003	86,209	-
Lloyd Center	5.42%		June 11, 2013		125,686	1,922	2,722	2,856	118,186
Total Fixed Rate Mortgages					388,681	3,342	4,725	134,065	246,549

Variable Rate Mortgages
Tulsa Promenade	7.00%	(c)	March 14, 2011		29,837	-	29,837	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	-	4,653	-	-
Total Variable Rate Mortgages					34,490	-	34,490	-	-

Total Joint Venture Mortgages					$423,171	$3,342	$39,215	$134,065	$246,549

Joint Venture Debt (Pro Rata Share)					$191,551	$1,337	$19,732	$59,026	$111,456

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(c) Interest rate is the greater of 7.00% or LIBOR plus 4.00%. The loan requires monthly payments of interest only, however net cash flows from the property will be used to reduce the principal balance on a quarterly basis.
(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions. These options are subject to the risk that certain conditions for extension will not be satisfied.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Core Malls (2)
Mall Anchors	93.8%	94.1%	93.7%	93.7%	93.3%
Mall Stores	90.5%	92.0%	91.5%	90.4%	91.3%
Total Consolidated Mall Portfolio	92.6%	93.3%	92.9%	92.5%	92.6%

Mall Portfolio - excluding Joint Ventures (3)
Mall Anchors	92.5%	92.5%	92.0%	91.9%	92.0%
Mall Stores	90.0%	92.2%	91.5%	89.8%	90.7%
Total Mall Portfolio	91.6%	92.4%	91.8%	91.2%	91.5%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Includes the Company's joint venture malls and excludes held-for-sale malls.
(3) Excludes the Company's held-for-sale malls and joint venture malls.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity ( includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the three months ended March 31, 2010:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	100,338	21,536	121,874	$11.13	$20.00	$12.70
Mall Stores	56,982	125,193	182,175	$45.49	$26.62	$31.42

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three months ended March 31, 2010, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended March 31, 2010
Mall Anchors	50,338	21,536	71,874	$12.79	$11.76	$20.00	$15.50	$14.95	$12.88	16%
Mall Stores	20,643	81,793	102,436	$39.92	$29.28	$30.88	$29.41	$32.70	$29.39	11%

CORE MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED AND JOINT VENTURE ASSETS
as of March 31, 2010

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2010	Avg. Mall Store Sales PSF (1) March 2009	Mall Store Occupancy 3/31/2010	Mall Store Occupancy 3/31/2009	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,302,048
Lloyd Center (JV)	Portland, OR	23	1,475,340
Mall at Fairfield Commons	Dayton, OH	61	1,138,624
Mall at Johnson City	Johnson City, TN	>100	571,328
Polaris Fashion Place	Columbus, OH	32	1,568,759
Scottsdale Quarter (JV) (3)	Scottsdale, AZ	12	111,799
Weberstown Mall	Stockton, CA	78	858,505
Westshore Plaza (JV)	Tampa, FL	19	1,078,659
			8,105,062	$417	$430	93.5%	94.1%	61%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) March 2010	Avg. Mall Store Sales PSF (1) March 2009	Mall Store Occupancy 3/31/2010	Mall Store Occupancy 3/31/2009	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	415,515
Colonial Park Mall	Harrisburg, PA	96	743,732
Dayton Mall	Dayton, OH	61	1,416,710
Eastland Mall (OH)	Columbus, OH	32	998,886
Grand Central Mall	Parkersburg, WV	>100	845,889
Indian Mound Mall	Columbus, OH	32	557,067
Merritt Square Mall	Merritt Island, FL	27	819,574
Morgantown Mall	Morgantown, WV	>100	557,954
New Towne Mall	New Philadelphia, OH	>100	513,695
Northtown Mall	Minneapolis, MN	16	701,741
Puente Hills Mall (JV)	City of Industry, CA	2	1,102,249
River Valley Mall	Columbus, OH	32	586,517
Supermall of the Great NW	Seattle, WA	15	942,516
Tulsa Promenade (JV)	Tulsa, OK	53	926,456
			11,128,501	$277	$283	87.9%	89.0%	39%

CORE MALLS - TOTAL MALL PORTFOLIO			19,233,563	$342	$347	90.5%	91.3%	100%

MALL PORTFOLIO EXCLUDING JOINT VENTURE (JV) MALLS				$351	$349	90.0%	90.7%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended March 31, 2010.
(3) GLA disclosed includes only the tenants that are open as of March 31, 2010.  Total GLA for the property will approximate 600,000 square feet when development is complete. Store sales for Scottsdale are excluded as these stores are not yet comparable.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2010

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	27	408,460	$6,086,520	3.1%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,066,446	2.6%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	35	65,040	4,303,587	2.2%
AMC Entertainment, Inc.		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	39	152,908	3,814,826	1.9%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center	6	405,506	3,526,440	1.8%
Bon Ton Department Stores, Inc.	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,500,330	2,974,552	1.5%
Genesco Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	46	70,420	2,916,082	1.5%
Forever 21, Inc.		8	130,232	2,908,818	1.5%
American Eagle Outfitters	aerie, American Eagle	17	97,656	2,631,964	1.3%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	32	81,218	2,485,490	1.3%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	29	27,163	2,442,550	1.2%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
The Finish Line, Inc.		19	104,217	2,166,819	1.1%
Abercrombie & Fitch, Inc.	abercrombie, Abercrombie & Fitch, Gilly Hicks Outlet, Hollister	19	122,576	2,072,138	1.0%
HMS Host USA, Inc.	Various food court concepts owned by HMS Host USA, Inc.	2	16,282	2,018,714	1.0%

Total tenants representing > 1.0%		377	7,762,572	$58,859,105	29.8%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2010

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,066,446	2.7%
Signet Jewelers, Ltd.	34	59,260	$4,206,998	2.2%
Foot Locker, Inc.	39	152,908	$3,814,826	2.0%
Gap, Inc.	21	242,987	$3,589,072	1.9%
Genesco, Inc.	46	70,420	$2,916,082	1.5%
American Eagle Outfitters	17	97,656	$2,631,964	1.4%
Luxottica Group	32	81,218	$2,485,490	1.3%
Zale Corp.	29	27,163	$2,442,550	1.3%
The Finish Line, Inc.	19	104,217	$2,166,819	1.1%
Abercrombie & Fitch, Inc.	19	122,576	$2,072,138	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,829,882	12.0%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.6%
Macy's, Inc.	9	1,693,944	$255,000	8.8%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.9%
Dillard's	3	522,967	$-	2.7%
Belk, Inc.	6	416,131	$1,756,852	2.2%
Bain Capital, LLC	5	390,950	$3,305,702	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Nordstrom, Inc.	2	175,025	$387,215	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2010

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2010	364	153,786	884,282	1,038,068	5.6%	$1,204,662	$17,248,799	$18,453,461	$7.83	$22.65	9.3%
2011	470	935,240	1,152,756	2,087,996	11.3%	3,439,081	26,330,009	29,769,090	$4.70	$26.47	15.0%
2012	337	942,547	910,730	1,853,277	10.0%	4,040,318	21,964,253	26,004,571	$5.32	$27.74	13.1%
2013	184	850,197	579,005	1,429,202	7.7%	2,466,077	13,157,674	15,623,751	$2.90	$27.59	7.9%
2014	178	917,980	458,930	1,376,910	7.4%	6,553,587	12,720,449	19,274,036	$7.14	$32.34	9.7%
Thereafter	667	8,187,849	2,549,163	10,737,012	58.0%	31,211,220	57,680,354	88,891,574	$7.99	$25.49	45.0%
	2,200	11,987,599	6,534,866	18,522,465	100.0%	$48,914,945	$149,101,538	$198,016,483	$6.68	$26.25	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2010			Three months ended March 31, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total

New developments (1)	$4,691	$-	$4,691	$228	$11,478	$11,706

Redevelopment projects	$822	$-	$822	$8,381	$7	$8,388

Renovation with no incremental GLA	$179	$-	$179	$25	$2	$27

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$295	$250	$545	$40	$491	$531
Non-anchor stores	1,543	16	1,559	2,055	2	2,057
Operational capital expenditures	777	41	818	671	14	685
Total Property Capital Expenditures	$2,615	$307	$2,922	$2,766	$507	$3,273

(1) During 2009 the Scottsdale Development project was included in Unconsolidated Joint Venture Proportionate Share figures. Beginning in 2010, our proportionate share of this development is included in Consolidated Properties

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 3/31/2010 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$89,000	Phase 1 Q1-2009 through Q4-2010	8%
Scottsdale, Arizona	600,000 square feet lifestyle center					Phase 2 openings begin Q4 - 2010

Total Development		$250,000		$125,000	$89,000

(1) Project costs include items such as construction and design costs, tenant improvments, third party leasing commissions and ground lease payments.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.